United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

April 12, 2007

Date of Report

EGENE, INC.

(Exact name of Registrant as specified in its Charter)

Nevada	0-32393	87-0645507
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

17841 Fitch

Irvine, California  92614

(Address of Principal Executive Offices)

(949) 250-8686

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

See the Press Release that is attached hereto as Exhibit 99 in Item 9.01 announcing the execution and delivery of an Agreement and Plan of Merger between the Company, Electra Merger Sub, Inc. (“Merger Sub”), a Nevada corporation and wholly owned subsidiary of Qiagen North American Holdings, Inc., a California corporation (the “Parent” or “Qiagen”), and Qiagen.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.        Exhibit Description

   99                     Press Release

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

EGENE, INC.

Date:	By:	/s/ Ming S. Liu
Ming S. Liu
President and Director

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